SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2007

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Bay Harbor Parkway, Alameda, California 94502
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 17, 2007, we dismissed Stonefield Josephson, Inc. (“Stonefield”) as our independent registered public accounting firm. Concurrent with this action on the same date, our audit committee appointed Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) as our new independent registered public accounting firm. The decision to change accountants was approved by the audit committee and ratified by the Board of Directors.

The audit reports of Stonefield on the consolidated financial statements of Advanced Cell Technologies, Inc. and subsidiaries as of and for the years ended December 31, 2006 and 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that Stonefield’s report on the December 31, 2006 consolidated financial statements included an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2006 and 2005 and from January 1, 2007 to the date of our dismissal of Stonefield, there have been no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

We provided Stonefield with a copy of the foregoing disclosures. A copy of a letter from Stonefield  to the Securities and Exchange Commission, dated April 20, 2007, is attached as Exhibit 16.1 to this Report.

During the two most recent fiscal years, and the subsequent interim period prior to engaging SLGG, neither the Company nor anyone on its behalf consulted SLGG regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided by SLGG that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description
16.1	Copy of letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission, dated April 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: April 20, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Copy of letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission, dated April 20, 2007